Exhibit 10.3

HAMPTON ROADS BANKSHARES, INC.

AMENDMENT TO EQUITY AWARDS
UNDER THE 2011 OMNIBUS INCENTIVE PLAN

THIS AMENDMENT, dated as of the __ day of December 2015, between Hampton Roads Bankshares, Inc., a Virginia corporation (the “Company”), and ______________ (“Participant”) is made pursuant and subject to the provisions of the Hampton Roads Bankshares, Inc. 2011 Omnibus Incentive Plan (the “Plan”).  All terms used herein that are defined in the Plan have the same meaning given them in the Plan.

1.  Awards to be Amended.  Pursuant to the Plan, the Company has granted restricted stock units (the “Stock Units”) to Participant.  The dates and number of shares of Common Stock covered by the Stock Units are set forth on Exhibit A attached hereto.

2.   Vesting and Exercisability.  The Awards set forth on Exhibit A are hereby amended on the following terms:

The Awards of Stock Units shall become fully (100%) “Vested” (as such term is used of the applicable Stock Unit Agreement) in the event (i) Participant’s employment with the Company and Bank of Hampton Roads, Inc. (together, the “Employer”) is terminated other than for “Cause” (as defined under Participant’s employment agreement with the Employer, as such agreement may be amended from time to time (the “Employment Agreement”)) or (ii) Participant resigns from employment with the Employer for “Good Reason,” (as defined under the Employment Agreement).  Accordingly, the term “Vested” in Section 3 of the applicable Stock Unit Agreement includes vesting in accordance with the preceding sentence.

3.  No Effect on Other Terms.  Other than as set forth in Section 2 above, the Stock Units remain unaffected by this Amendment.

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    IN WITNESS WHEREOF, the Company has caused this Amendment to be signed on its behalf, and the Participant has affixed her signature hereto.

HAMPTON ROADS BANKSHARES, INC

By:
Name:
Its:

EXECUTIVE:

EXHIBIT A
EQUITY AWARDS

Type of Award                                                      Date of Award                                Number of Shares